SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2003
                                                          ---------------


                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-9624                  22-2332039
----------------------------   ------------          -------------------
(State or other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation)          File Number)           Identification No.)


                              211 Benigno Boulevard
                           Bellmawr, New Jersey  08031
                           ---------------------------
              (Address of principal executive offices)(Zip Code)


         Registrant's telephone number, including area code:856-931-8163

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



Item 5. Other Events and Regulation FD Disclosure.

     On January 3, 2003, ITG Vegas, Inc.("ITGV"), the primary operating subsidiary (d/b/a Palm Beach Casino Line) of International Thoroughbred
Breeders, Inc. ("ITB" or the "Company") and MJQ Corporation ("MJQ"), an unrelated affiliate, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Florida, Palm Beach Division (the "Bankruptcy Court"), In re: ITG Vegas, Inc., Case No. 03-30038 (BKC-PGH), January 3, 2003. The petition does not cover the parent company, ITB, nor any other of ITB's subsidiaries. The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. A copy of the press release is filed as an exhibit hereto.

     Certain of the information contained in the attached press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Debtors' current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Debtors' operations and business environments which may cause the actual results of the Debtors to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Debtors to continue as a going concern; the Debtors' ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Debtors to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Debtors to obtain and maintain normal terms with vendors and service providers; the Debtors' ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Debtors' liquidity or results of operations; the ability of the Debtors to fund and execute their business plan; the ability of the Debtors to attract, motivate and/or retain key executives and associates; the ability of the Debtors to attract and retain customers; demand for gaming in the markets in which the Debtors operate; economic conditions; the effects of any hostilities or act of war or any terrorist attack; labor costs; financing costs; the cost and availability of insurance; fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Debtors' products; and other risks and uncertainties set forth from time to time in ITB's reports to the United States Securities and Exchange Commission.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.       Description

99.1              Press Release issued January 6, 2003
                  (incorporated by reference in this Form 8-K)

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


January 6, 2003                 /s/Francis W. Murray
                                -----------------------------------
                                   Francis W. Murray, President and
                                   Chief Executive Officer

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                                  EXHIBIT INDEX


Exhibit No.             Description of Document


99.1                    Press Release issued January 6, 2003

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                   For further information, please contact:
MONDAY, JANUARY 6, 2003                 Francis X. Murray
                                        Chief Executive Officer
                                        Palm Beach Casino Line
                                        561.227.2610

                                        John W. Kozyak, Esq.
                                        Kozyak Tropin & Throckmorton, P.A.
                                        305.377.0654

                       ITG Vegas, Inc. and MJQ Corporation
                       File for Chapter 11 Reorganization

     M/V Palm Beach Princess will continue to operate on her normal schedule

             ITG Vegas, Inc. seeks time to complete vessel purchase


Riviera Beach, Florida - International Thoroughbred Breeders, Inc. ("ITB") (OTC:
ITGB), the parent company of ITG Vegas, Inc., announced today that ITG Vegas and MJQ Corporation, an unrelated affiliate, (the "Companies") have filed for protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida, Palm Beach Division. ITG Vegas (d/b/a Palm Beach Casino Line) operates the M/V Palm Beach Princess from the Port of Palm Beach, Florida. MJQ Corporation, a private company, owns M/V Palm Beach Princess.

The Companies have requested relief from the bankruptcy court in order to provide for the continued smooth operation of their business. All cruise operations, customer programs, payments to vendors and payment of salaries, wages and benefits to employees will continue without interruption.

Francis X. Murray, Chief Executive Officer of Palm Beach Casino Line, stated that "it is business as usual for Palm Beach Casino Line. Palm Beach Princess will continue to operate on her normal schedule. All pre-paid reservations will be honored. Palm Beach Casino Line is fully-liquid and is able to meet all its future obligations in the normal course of business. Our guests and employees will see no change in our hospitality or service."




MONDAY, JANUARY 6, 2003                                        Page 2 of 2
ITG Vegas, Inc. and MJQ Corporation File for Chapter 11 Reorganization


Using Chapter 11 to Ensure Their Future

Palm Beach Casino Line operates a successful and profitable cruise business. The company offers twice daily coastal cruises from the Port of Palm Beach in Riviera Beach, Florida. In April, 2001, Palm Beach Princess, Inc., a subsidiary of ITB at the time and since merged into ITG Vegas, entered into a Purchase and Sale Agreement (the "Agreement") with the Donald F. Conway, Trustee for the Bankruptcy Estate of Robert E. Brennan, (the "Creditor) to purchase the vessel's First Naval Mortgage for $13,750,000. The Agreement was not approved by the U.S. Bankruptcy Court for the District of New Jersey until April, 2002. Palm Beach Princess, Inc. has paid $4,000,000 on account of the purchase price. The balance of $9,750,000 was to be paid no later than January 6, 2003. The Creditor declined the Company's request to extend payment beyond that date.

The tragedy of September 11, 2001 and the precipitous downturn of the economy, events which occurred outside of the Companies' control and after the April, 2001 Agreement date, extended the time necessary to refinance the Creditor's mortgage. ITG Vegas seeks to protect its $4,000,000 investment previously paid to the Creditor. The Companies will solicit the continued cooperation of all their valued creditors in order to deliver full payment of all outstanding obligations without compromise.

Over the next few weeks and months, the Companies will work with their creditors, employees and other stakeholders to develop a plan of reorganization to ensure greater future financial stability. The Companies are committed to restructuring their business and return to normal operations outside of the protection of the Chapter 11 process as soon as possible.

                                       ###